 Exhibit 99.3

Consolidated Analytics, Inc.

Form ABS Due Diligence 15E

BRAVO 2026-NQM8

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM ABS DUE DILIGENCE-15E

CERTIFICATION OF PROVIDER OF THIRD-PARTY DUE DILIGENCE SERVICES FOR ASSET-BACKED
SECURITIES

Item 1: Identity of the person providing third-party due diligence services

Legal Name: Consolidated Analytics, Inc.

Business Name (If Different):

Principal Business Address: 1 MacArthur Place, Suite 100, Santa Ana, CA 92707

Item 2: Identity of the person who paid the person to provide due diligence services

Legal Name: Loan Funding Structure VI LLC

Business Name (If Different):

Principal Business Address: 650 Newport Center Drive, Newport Beach, CA 92660

In connection therewith, Client shall pay to Consolidated Analytics the greater of a fee totaling $2500.00 or $25 per loan, which fee the Client acknowledges and agrees shall be paid concurrently with the funding of the transaction in connection with which this letter is being delivered.

Item 3: Credit rating criteria

The third-party due diligence services are intended to generally comply with the following currently known rating agency criteria for newly originated mortgage loans.

Identity of NRSRO	Title and Date of Criteria
S&P Global Ratings

Global Methodology And Assumptions: Assessing Pools Of Residential Loans, Jan. 25, 2019, and

Global Methodology And Assumptions: Assessing Pools Of Residential Loans--U.S. And Canada Supplement, Feb 21, 2025

Fitch Ratings, Inc.	U.S. RMBS Rating Criteria (October 1, 2025)
DBRS, Inc.	Third-Party Due-Diligence and Representations & Warranties Criteria for U.S. RMBS Transactions, dated September 30, 2024, and Third-Party Due-Diligence and Representations & Warranties Criteria for U.S. RMBS Transactions, dated April 30, 2026

Item 4: Description of the due diligence performed

See Attachment A.

Item 5: Summary of findings and conclusions of review

See Attachment B.

CERTIFICATION

The undersigned has executed this Form ABS Due Diligence 15E on behalf of, and on the authority of, the person identified in Item 1 of the Form. The undersigned, on behalf of the person, represents that the person identified in Item 1 of the Form conducted a thorough review in performing the due diligence described in Item 4 attached to this Form and that the information and statements contained in this Form, including Items 4 and 5 attached to this Form, which are part of this Form, are accurate in all significant respects.

Consolidated Analytics, Inc.

By:

Date:

Attachment A

Item 4: Description of the due diligence performed

BRAVO 2026-NQM8

(1) Type of assets that were reviewed.

Consolidated Analytics, Inc. (“Consolidated Analytics”) performed certain due diligence services (the “Review”) described below on residential mortgage loans acquired by Loan Funding Structure VI LLC (the “Client”) through a bulk purchase. The Review was conducted from April 2025 and August 2026 on mortgage loans originated between April 2025 and July 2026.

(2) Sample size of the assets reviewed.

The Review consisted of a sample population of five hundred forty-five (545) loans with an aggregate principal balance of $286,976,776.50. Credit, Property Valuation, and Data Integrity reviews were performed on a population of 545 loans. Compliance review was performed on a population of 291 loans.

(3) Determination of the sample size and computation.

The sample population was determined and provided by Consolidated Analytics’ client (as identified by Item 2). The Review was conducted consistent with the criteria for the nationally recognized statistical rating organization DBRS, Inc., S&P Global Ratings and Fitch Ratings, Inc., NRSRO(s), identified in Item 3 of the ABS Due Diligence-15E. Consolidated Analytics does not know the size of the overall securitization population and other third-party review (“TPR”) firms may have reviewed loans within the overall securitization population.

(4) Quality or integrity of information or data about the assets: review and methodology.

Consolidated Analytics compared data fields on the bid tape provided by the Client to the data found in the actual mortgage loan file as captured by Consolidated Analytics. This comparison, when data was available, included the following data fields:

Property Type	Origination Date	Original Appraised Value
Rate Lock Date	Original PI Payment	Borrower Name
Escrow Indicator	Loan Purpose	Loan Product Type
Maturity Date	Property Units	Occupancy
Orig Front End DTI	Original Note Rate	Original CLTV
Original LTV	Original Term	Sales Price
Orig Back End DTI	Property Address	Property City
Property State	Property Zip	UW FICO Utilized
Property County	Amortization Type	All Borrower Total Income
First Payment Date	Lien Position	Loan Program
Original HOA Payment	Closing Date	Originator DTI
Channel	Cash to Close	QM Qualifying Total Debt Income Ratio
Total Qualified Assets Post-Close	Qualifying Housing Debt Income Ratio	Total Qualified Assets for Reserves Post-Close
All Other Payments	Borrower 1 Qualifying Income	Qualifying Total Reserves Number of Months
Original Collateral Value	Interested Party Contributions	Total Monthly Property Insurance Amount
Qualifying LTV	Qualifying CLTV	Qualifying HLTV

Monthly HOA $	Application Date	Borrower 1 Self-Employment Flag
Qualifying Interest Rate	Borrower 2 Qualifying Income	Total Other REO Net Rental Income
Borrower First Name	Borrower 1 FTHB	Borrower 1 SSN
Borrower 2 Citizen	Borrower 3 Origination FICO	Monthly Property Tax Amount
ULI Capture	Qualifying FICO	Secondary Appraised Property Value
Total Closing Costs	Borrower 1 Last Name	Borrower 1 First Name
Borrower 2 First Name	Borrower 1 Citizen	Borrower 1 Marital Status
Borrower 2 SSN	Borrower 3 First Name	Borrower 4 First Name
Borrower 3 SSN	Borrower 3 Qualifying Income	Number of Units
Borrower 4 Qualifying Income	Borrower 4 SSN	Borrower 4 Origination FICO
Borrower 4 Marital Status	Primary Appraised Property Value	Borrower 2 Self-Employment Flag
Escrow Waiver in File	Refinance Type	Total Closing Costs

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

A.       QM or ATR Validation / Review of 8 Key Underwriting Factors

1.	Income / Assets
a.	Validate borrower(s) monthly gross income
b.	Validate funds required to close, required reserves

c.	Review file documentation for required level of income and asset verifications

2.	Employment Status

a.	Review file documentation for required level of employment

3.	Monthly Mortgage Payment

a.	Confirm program, qualifying rate, terms

4.	Simultaneous Loans

a.	Validate all concurrent loans are included in the DTI to properly assess the ability to repay

5.	Mortgage Related Obligations : PITI, HOA, PMI, etc.

a.	Validate subject loan monthly payment (PITI) and associated obligations

6.	Debts / Obligations

a.	Validate monthly recurring liabilities

7.	DTI and/or Residual Income

a.	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file

b.	Documentation meets Appendix Q requirements for QM Loans

8.	Credit History

a.	Review credit report for credit history and required credit depth including any / all inquiries

b.	Determine representative credit score from credit report

9.	Validate loan-to-value (LTV) and combined loan-to-value

10.	Review borrower's occupancy

11.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

12.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrower’s income, debt, and credit history, to support borrower's willingness and ability to repay the debt

13.	Confirm that Final 1003 is sufficiently completed

14.	Provide Audit 1008 with accurate data based on file documentation

15.	Confirm Loan Approval conditions were met

16.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

17.	General QM for any loans originated under the GQM Rule

1.       Pricing Thresholds:

a.	Pricing for First Lien Loans:
i.	2.25% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
ii.	3.5% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
iii.	6.5% for a first-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

b.	Pricing for Subordinate Lien Loans:
i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than the applicable dollar amount threshold

c.	Pricing for Manufactured Homes:
i.	2.25% for a first-lien covered transaction secured by a manufactured home with a loan amount equal to or greater than the applicable dollar amount threshold; and
ii.	6.5% for a covered transaction secured by a manufactured home with a loan amount less than the applicable dollar amount threshold.

2.	Consider Income and Assets:

i.	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan;
ii.	The consumer’s debt obligations, alimony, child support; and
iii.	The monthly DTI or residual income.

3.	Verification of Income and Assets:

a.	Verification of compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:

i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;

ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;
iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;
iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;
v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and
vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

(6) Value of collateral securing the assets: review and methodology.

Consolidated Analytics performed a “Valuation Review,” which included the following:

1.	Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.
2.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
3.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
4.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
5.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
6.	Review appraisal to ensure all required documents were included.
7.	Review location map provided within the appraisal for external obsolescence.
8.	Ensure highest and best use and zoning complies with guidelines.
9.	Confirm there are no marketability issues that affect the subject property.
10.	Ensure subject property does not suffer any functional obsolescence.
11.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
12.	Additional valuation products were not required when the CU score provided was 2.5 or below or the appraisal was eligible for FHLMC Collateral Rep and Warrant Relief. In the event the CU score was greater than 2.5, or the appraisal was Not Eligible for FHLMC Collateral R&W Relief, an additional valuation product was obtained to confirm value was supported within 10% tolerance. Based on guidance from the seller, secondary valuation products may have been provided on loans that had an acceptable CU score or were Eligible for FHLMC R&W Relief.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third-party valuation product.

For loans reviewed in a post-close valuation review scenario (545 loans in total):

Zero (0) loans had an AVM, ten (10) loans had a Secondary Appraisal, and one hundred ninety-one (191) loans had Desk Reviews. Consolidated Analytics has independent access to the valuation products ordered by the Client.

If a loan with an AVM or Desk Review fell outside of a -10% tolerance, had an AVM FSD score that exceeded allowable thresholds, or was inconclusive, then an additional secondary valuation product was obtained. There were two (2) occurrences of this. In these instances, two (2) Secondary Appraisal were obtained, both of which supported value.

There were zero (0) PIW loans.

Product totals may not sum due to multiple products for each loan

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. In relation to cash out refinances of investment property loans, documentation provided in the loan file will be reviewed only to validate the use of cash out proceeds for business purposes at the origination/consummation of the loan. In the event use of proceeds cannot be validated, or are deemed to be utilized for consumer purposes, the loan would then be subject to a “Compliance Review” of applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure
d.	Comprehensive review of Closing Disclosure to determine transaction accuracy
e.	Recalculation of APR and Finance Charge
f.	Testing of:
i.	Federal High-Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High-Cost provisions
iv.	HOEPA Points and Fees
g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List
ii.	Home Ownership Counselling Disclosure
iii.	ARM Disclosure
h.	Compliance with QM as it relates to:
i.	APR Test
ii.	Points & Fees Test
iii.	Prepayment Penalty Test
iv.	Product Eligibility Testing
i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date
ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type
j.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)
l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Attachment B
Item 5: Summary of findings and conclusions of review

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	488	$240,313,651.50	89.54%
Event Grade B	57	$46,663,125.00	10.46%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	545	$286,976,776.50	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	529	97.06%
Event Grade B	16	2.94%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	545	100.00%

Compliance Results: (As applicable, 254 loans within population did not receive a Compliance Review)
Event Grade	Loan Count	Percent of Sample
Event Grade A	249	85.57%
Event Grade B	42	14.43%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	291	100.00%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	545	100.00%
Event Grade B	0	0%

Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	545	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have more than one exception. In such cases, the exception resulting in the lowest grade would drive the loan grade for that component of the review. The overall loan grade is the lowest grade for any one review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	420
		Entity Documentation - Missing or Defective	13
		Closing Protection Letter Missing or Defective	10
		Hazard Insurance Missing or Defective	9
		The Final 1003 is Not Executed	7
		Asset Documentation Missing or Defective	6
		HO6 Master Insurance Policy is Missing	6
		Third Party Fraud Report not Provided	5
		The Final 1003 is Missing	5
		Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	5
		Title Insurance Missing or Defective	5
		Asset Qualification Does Not Meet Guideline Requirements	4
		Income and Employment Do Not Meet Guidelines	3
		Assets do not meet guideline requirements	3
		Title Document Missing	3
		Audited Reserves are less than Guideline Required Reserves (Number of Months)	3
		Missing verification of taxes, insurance, and/or HOA fees for non-subject property	3
		Housing History Does Not Meet Guideline Requirements	3
		Insufficient Assets to Close	2
		Borrower 1 3rd Party VOE Prior to Close Missing	2
		Missing Verification of Subject Property Taxes, Insurance, HOA or Other Payments	2

DSCR Minimum Not Met	2
Borrower 1 Business Bank Statements Missing	2
Flood Insurance Policy Missing	2
Missing Business Entity Formation Document	2
Guideline Seasoning not Met	2
Missing VVOE dated within 10 days consummation	2
Hazard Insurance Policy is Missing	2
Purchase Contract is Incomplete	2
Asset General	2
The Total Hazard Coverage is LESS than the Required Coverage Amount	2
Verified Liquid Assets Insufficient For Closing	2
Market Rent - Missing or Defective	2
ATR Risk	1
Evidence of Primary Residence and Rent-Free Scenario Missing or Defective	1
Title Document is Partially Present	1
Fraud alert is present on the credit report	1
Delinquent Credit History Does Not Meet Guideline Requirements	1
Insufficient Borrower Experience	1
ATR: Current Employment Not Verified	1
Asset 1 Does Not Meet Guideline Requirements	1
Cash Out Does Not Meet Guideline Requirements	1
Asset 8 Does Not Meet Guideline Requirements	1
Flood Certificate Missing	1
Missing explanation and supporting documentation for large deposit(s)	1
Rent Loss Insurance Missing	1
Missing Lender Income Calculation Worksheet	1
Borrower 1 Credit Report is Missing	1
Missing Letter of Explanation (Credit)	1
Borrower 1 Gap Credit Report is Missing	1
Approval/Underwriting Summary Partially Provided	1
Business Purpose Affidavit/Disclosure Missing	1
Audited DTI Exceeds Guideline DTI	1
Income/Employment General	1
Missing VOM or VOR	1
Income 2 Months Income Verified is Missing	1
Total Credit Grade (A) Exceptions:	566

	B	Title Coverage is Less than Subject Lien	7
		Approval/Underwriting Summary Partially Provided	2
		Hazard Insurance Policy is Partial	1
		Missing Business Entity Formation Document	1
		Calculated Initial Payment and Initial Principal and Interest Payment do not match	1
		Audited CLTV Exceeds Guideline CLTV	1
		HO6 Insurance Policy Effective Date is after the Note Date	1
		Audited HCLTV Exceeds Guideline HCLTV	1
		Purchase Contract is Incomplete	1
		Audited LTV Exceeds Guideline LTV	1
		Approval/Underwriting Summary Not Provided	1
		Borrower 1 CPA Letter Missing	1
		Total Credit Grade (B) Exceptions:	19
Compliance	A	No Compliance Findings	180
		Charges That Cannot Increase Test	25
		Right of Rescission is Not Executed	22
		Revised Loan Estimate Delivery Date Test (prior to consummation)	15
		Initial Loan Estimate Delivery Date Test (from application)	14
		Charges That In Total Cannot Increase More Than 10% Test	13
		Higher-Priced Mortgage Loan Test	9
		Evidence of Appraisal Delivery to Borrower not Provided or Late (12 CFR 1002.14(a)(1))	6
		TRID: Missing Loan Estimate	5
		Lender Credits That Cannot Decrease Test	5
		eSigned Documents Consent is Missing	4
		Initial Loan Estimate Delivery Date Test (prior to consummation)	2
		Initial Closing Disclosure Delivery Date Test	2
		Right of Rescission is Missing	2
		Missing Required Affiliated Business Disclosure	2
		Homeownership Counseling Disclosure Is Missing	1
		Higher-Priced Mortgage Loan Evidence of Appraisal Delivery to the Borrower Not Provided (12 CFR 1026.35(c)(6))	1
		CA AB 260 Higher-Priced Mortgage Loan Test	1
		TILA Rescission Finance Charge Test	1
		TILA Finance Charge Test	1

		N.Y. Comp. Codes R. & Regs. tit. 3, 41.5(4) - Tangible Net Benefit Disclosure, or worksheet when applicable, is missing or no evidence it was provided prior to or at consummation or unable to validate tangible net benefit criteria	1
		TRID Rescission Total of Payments Test	1
		TRID Total of Payments Test	1
		TRID: Missing Closing Disclosure	1
		Federal Undiscounted Rate Validation Test	1
		Qualified Mortgage Safe Harbor Threshold	1
		MA 209 CMR 32.35 Higher-Priced Mortgage Loan Test	1
		Total Compliance Grade (A) Exceptions:	318
	B	Evidence of Appraisal Delivery to Borrower not Provided or Late (12 CFR 1002.14(a)(1))	27
		Lender Credits That Cannot Decrease Test	10
		Charges That Cannot Increase Test	6
		Missing Required Affiliated Business Disclosure	3
		Charges That In Total Cannot Increase More Than 10% Test	2
		Incorrect rescission model used - RTC form model H-8 used for Same Lender or Lender Affiliate Refinance	2
		RESPA Homeownership Counseling Organizations Disclosure Date Test	1
		Total Compliance Grade (B) Exceptions:	51
Property	A	No Property Findings	290
		Completion Report or 1004D - Missing	5
		Hazard Insurance Missing or Defective	4
		Market Rent - Missing or Defective	2
		Desk Review Variance > 10%	1
		HOA Questionnaire is Missing	1
		Hazard Insurance Not Documented	1
		Total Property Grade (A) Exceptions:	304

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the five-hundred forty-five (545) mortgage loans reviewed, one hundred ninety-five (195) unique mortgage loans (35.78% by loan count) had a total of two hundred eighty-nine (289) discrepancies across eighteen (18) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Qualifying Rent	62	21.45%
Loan Purpose	60	20.76%
DSCR	57	19.72%
Qualifying Total Debt Income Ratio	32	11.07%
Amortization Term	21	7.27%
T&I	18	6.23%
Property Type	9	3.11%
Note Date	5	1.73%
Qualifying Total Reserves Number of Months	5	1.73%
Qualifying All Borrower Residual Income	5	1.73%
LTV	3	1.04%
Property Value	3	1.04%
Qualifying FICO	3	1.04%
Originator QM Status	2	0.69%
As-Is Value	1	0.35%
Qualifying CLTV	1	0.35%
Origination Date	1	0.35%
MIN No	1	0.35%
Grand Total	289	100.00%

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. Employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines, but reasonable compensating factors were considered and documented for exceeding published guidelines. Employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.

Credit Event Grades
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the guidelines published. Employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan complies with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	Nonmaterial exceptions identified but do not impact the enforceability of the mortgage loan or statute of limitations has expired on the loan. Remedy to cure or reasonably good faith effort to re-disclose was made to conform to applicable laws and regulations. All cures are fully documented by copies of the originator refund letter to the borrower, referencing the violation, canceled check, and proof of delivery.
C	The loan violates one material law or regulation. A benefit to the borrower cannot be determined. Required material disclosures are absent from the loan file, or the legal documents do not accurately reflect the loan terms agreed upon. All required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review, or the required legal documents were not furnished.

Valuation Event Grades
A	Secondary value is supported within 10% of the original appraisal value. AVM used as a secondary valuation product has a value within 10% of the original appraised value and an FSD score less than or equal to .15. The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed, and the appraisal form is compliant with Uniform Standards of Professional Appraisal Practices (USPAP), Financial Institutions Reform, Recovery and Enforcement Act of 1989 (FIRREA) and satisfies applicable legal and regulatory requirements.
B	Additional secondary valuation products were obtained to support the original appraised value within 10%. The valuation methodology substantially meets the published guidelines, but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value cannot be supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition, or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed, or the appraisal was not performed using USPAP and FIRREA compliant appraisal forms.
D	The appraisal is missing from the loan file or there was not sufficient valuation documentation to perform a review. AVM was used as a secondary value with a FSD > 0.15, or an AVM performed by a non-Fitch-reviewed vendor.